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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  September 26, 1997


     THE PROVIDENT BANK (as sponsor and servicer under the Pooling and Servicing Agreement, dated as of September 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-A, which will issue the Revolving Home Equity Loan Asset-Backed Certificates, Series 1997-
     A).


                      THE PROVIDENT BANK
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     (Exact name of registrant as specified in its charter)

         Ohio                   333-35275        31-0412725
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



One East Fourth Street
Cincinnati, Ohio                                    45202
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (513) 579-2000
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In connection with  the offering of the Provident Bank  Home Equity Loan
Trust 1997-A, Revolving Home Equity Loan Asset-Backed Certificates, Series 1997-A (the "Certificates"), Lehman Brothers Inc., as underwriter of the
Certificates  (the  "Underwriter"),  has  prepared  certain   materials  (the
"Derived Materials") for distribution to its potential investors. Although The Provident Bank (the "Company") provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the
Derived Materials.   Concurrently  with the filing  hereof, pursuant  to Rule
311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-35275). The financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset-Backed Certificates, Series 1997-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers &
Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand L.L.P.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE PROVIDENT BANK



                              By:    /s/ Kevin M. Shea
                                  -------------------------------
Name:  Kevin M. Shea
                                  Title: Vice President



Dated:  September 29, 1997



                               Exhibit Index
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Exhibit                                                Page
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     23.       The Consent of Coopers & Lybrand           7

     99.1      Derived Materials                          8